Exhibit 10.56


                             WANG LABORATORIES, INC.

                            (A DELAWARE CORPORATION)

                               AMENDMENT NO. 5 TO

                 1995 EMPLOYEE STOCK INCENTIVE PLAN (THE "PLAN")

     Pursuant to a vote of the Board of Directors of Wang Laboratories, Inc. (the "Company") on January 21, 1998, the Plan has been amended as follows:

     1.   Article II. Definitions

          2.18 Subsidiary. The definition of Subsidiary has been amended and restated in its entirety to the following:

          "Subsidiary means any corporate entity, of which a majority of the equity interest in or of the voting common or capital stock is owned directly or indirectly by the Company."